General	12 Months Ended
Dec. 31, 2024
General [Abstract]
GENERAL

NOTE 1 - GENERAL:

Background

Alarum Technologies Ltd. (Nasdaq, TASE: ALAR) (“Alarum”, and collectively referred to with its wholly-owned subsidiaries as the “Company”) is a global provider of web data collection solutions.

The Company currently operates in one operating segment - web data collection (formerly known as enterprise internet access). The solutions are provided through the Company’s wholly-owned subsidiary NetNut Ltd. (“NetNut”) and enable customers to collect data anonymously at any scale from any public sources over the web using a unique hybrid network. For further information, see Note 2 below.

War in Israel

On October 7, 2023, Hamas Organization (“Hamas”) launched an unprecedented attack on Israel, infiltrating its southern border and targeting civilians and military sites while firing rockets. In response, Israel declared war on Hamas, and the conflict is ongoing. Following the attack, Hezbollah Organization (“Hezbollah”) also launched strikes on northern Israel, prompting Israeli retaliatory strikes. In October 2024, Israel initiated a ground operation in Lebanon. By the end of November 2024, Israel and Hezbollah reached a ceasefire agreement, and in January 2025, Israel and Hamas also reached a ceasefire agreement, though the stability of both agreements remains uncertain. To date, there is no material adverse impact on Company’s operations and financial results as a result of this war. However, at this time, it is not possible to predict the intensity or duration of the war, nor can the Company predict how this war will ultimately affect Israel’s economy in general. The Company continues to monitor the situation closely and examine the potential disruptions that could adversely affect its operations.